EXHIBIT 99.2

                                                                October 13, 2005

                                BSCMS 2005-TOP20
                                ----------------
                                                                     Current      Gross     Net
   Name                                             Contributor      Balance      Coupon   Coupon   Balloon   Amort Type
------------------------------------------------------------------------------------------------------------------------
                         7 YEAR LOANS
------------------------------------------------------------------------------------------------------------------------
 1 Two Renaissance Square                               PR        85,200,000.00   5.1400   5.1087      78     Bullet
 2 Bell Plaza                                           BS         3,119,501.91   5.2340   5.1827      80     Amortizing
 3 5109 E. La Palma Ave.                                WF         3,788,401.32   5.4100   5.3287      81     Amortizing
 4 Circuit City Headquarters                            BS        31,270,000.00   5.1050   5.0537      81     Bullet
 5 Ehrlich Portfolio - Applebee's - Mount Vernon        BS         2,040,000.00   5.2500   5.1987      81     Bullet
 6 Ehrlich Portfolio - Arby's - New Bern                BS           580,000.00   5.2500   5.1987      81     Bullet
 7 Ehrlich Portfolio - Black Eyed Pea - Plano           BS         1,490,000.00   5.2500   5.1987      81     Bullet
 8 Ehrlich Portfolio - Church's - San Antonio           BS           700,000.00   5.2500   5.1987      81     Bullet
 9 Ehrlich Portfolio - Denny's - Virginia Beach         BS           990,000.00   5.2500   5.1987      81     Bullet
10 Ehrlich Portfolio - Golden Corral - Lakeland         BS         1,600,000.00   5.2500   5.1987      81     Bullet
11 Ehrlich Portfolio - Jack in the Box - Hurst          BS           880,000.00   5.2500   5.1987      81     Bullet
12 Ehrlich Portfolio - Taco Bell - Macomb               BS           720,000.00   5.2500   5.1987      81     Bullet
13 Ehrlich Portfolio - Tony Roma's - Jacksonville       BS         1,300,000.00   5.2500   5.1987      81     Bullet
14 AMLI Downtown Apartments                             WF        25,000,000.00   5.2500   5.2187      82     Amortizing
15 CVS Wilmington                                       BS         2,335,000.00   5.0340   4.9827      82     Bullet
16 Courtyard Madison East                               MS        10,100,000.00   5.2600   5.2287      83     Amortizing
17 Golden Valley Office Park                            MS         7,200,000.00   5.1600   5.1287      84     Amortizing
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                                                                 178,312,903.23
                                                                 --------------
                                                     Property            Balloon    Cut-Off
   Name                                                Type       DSCR     LTV      Date LTV
---------------------------------------------------------------------------------------------
                         7 YEAR LOANS
---------------------------------------------------------------------------------------------
 1 Two Renaissance Square                             Office      1.60     70.60%      70.60%
 2 Bell Plaza                                         Retail      1.81     51.10%      60.60%
 3 5109 E. La Palma Ave.                              Office      1.75     47.20%      52.60%
 4 Circuit City Headquarters                          Office      2.06     59.00%      59.00%
 5 Ehrlich Portfolio - Applebee's - Mount Vernon      Retail      2.08     68.30%      68.30%
 6 Ehrlich Portfolio - Arby's - New Bern              Retail      2.08     68.30%      68.30%
 7 Ehrlich Portfolio - Black Eyed Pea - Plano         Retail      2.08     68.30%      68.30%
 8 Ehrlich Portfolio - Church's - San Antonio         Retail      2.08     68.30%      68.30%
 9 Ehrlich Portfolio - Denny's - Virginia Beach       Retail      2.08     68.30%      68.30%
10 Ehrlich Portfolio - Golden Corral - Lakeland       Retail      2.08     68.30%      68.30%
11 Ehrlich Portfolio - Jack in the Box - Hurst        Retail      2.08     68.30%      68.30%
12 Ehrlich Portfolio - Taco Bell - Macomb             Retail      2.08     68.30%      68.30%
13 Ehrlich Portfolio - Tony Roma's - Jacksonville     Retail      2.08     68.30%      68.30%
14 AMLI Downtown Apartments                         Multifamily   1.39     73.40%      79.20%
15 CVS Wilmington                                     Retail      2.59     54.00%      54.00%
16 Courtyard Madison East                           Hospitality   2.11     69.90%      75.40%
17 Golden Valley Office Park                          Office      1.99     51.50%      53.70%
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

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. The Information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"). Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
--------------------------------------------------------------------------------

                                                                October 13, 2005

                                BSCMS 2005-TOP20
                                ----------------
                                                                     Current       Gross     Net
   Name                                             Contributor      Balance       Coupon   Coupon   Balloon   Amort Type
-------------------------------------------------------------------------------------------------------------------------
                         5 YEAR LOANS
-------------------------------------------------------------------------------------------------------------------------
 1 Campus Edge Apts - Phase II                          MS          4,456,000.00   4.5400   4.5087      57     Bullet
 2 Lake Forest Mall                                     MS        121,050,000.00   4.8950   4.8637      57     Bullet
 3 Lakemont Gardens                                     MS          2,250,000.00   5.0300   4.9987      57     Bullet
 4 Pierremont Mall Shopping Center                      WF          3,190,642.29   5.6000   5.5687      57     Amortizing
 5 Staples Plaza                                        BS          6,400,000.00   5.2500   5.1987      57     Amortizing
 6 Mill Creek Professional Center                       WF          3,716,724.02   5.1000   5.0687      58     Amortizing
 7 Gunbarrel Commons                                    WF          1,198,643.97   5.3300   5.1487      59     Amortizing
 8 SouthTown Mobile Home Park                           WF          1,347,991.23   5.8000   5.7187      59     Amortizing
 9 8822 South Ridgeline Boulevard                       PR         10,500,000.00   5.4800   5.4487      60     Bullet
10 Computershare Canton                                 BS         44,500,000.00   5.3390   5.2477      60     Bullet
-------------------------------------------------------------------------------------------------------------------------
                                                                  198,610,001.51
                                                                  --------------
                                                      Property            Balloon    Cut-Off
   Name                                                 Type       DSCR     LTV      Date LTV
----------------------------------------------------------------------------------------------
                         5 YEAR LOANS
----------------------------------------------------------------------------------------------
 1 Campus Edge Apts - Phase II                      Multifamily    3.49     41.30%      41.30%
 2 Lake Forest Mall                                    Retail      2.37     55.30%      55.30%
 3 Lakemont Gardens                                 Multifamily    3.01     45.90%      45.90%
 4 Pierremont Mall Shopping Center                     Retail      1.47     60.20%      64.50%
 5 Staples Plaza                                       Retail      1.65     65.30%      68.10%
 6 Mill Creek Professional Center                      Office      1.51     67.60%      72.90%
 7 Gunbarrel Commons                                   Retail      1.79     47.90%      51.60%
 8 SouthTown Mobile Home Park                       MH Community   1.42     53.90%      59.60%
 9 8822 South Ridgeline Boulevard                      Office      1.56     66.00%      66.00%
10 Computershare Canton                                Office      1.85     64.00%      64.00%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. The Information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"). Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
--------------------------------------------------------------------------------